                                                                    Exhibit 10.6

          [LETTERHEAD OF SILICON VALLEY BANK INTERNATIONAL DIVISION]


ADVICE OF AMENDMENT / NO. 1

LETTER OF CREDIT NO.  SVB99IS1510
This number must be mentioned on all drafts & correspondence


          DATE:             July 9, 1999

          AMOUNT:           USD 1,400,000.00
          EXPIRY DATE:      July 8, 2000
          LOCATION:         AT OUR COUNTER IN SANTA CLARA


          BENEFICIARY:      CHESTNUT BAY LLC
                            C/O THE NICHOLSON COMPANY
                            75 CRISTICH LANE
                            CAMPBELL, CA 95008


          APPLICANT:        KANA COMMUNICATIONS, INC.
                            87 ENCINA AVENUE
                            PALO ALTO, CA 94301



DEAR SIR/MADAM:
WE HAVE BEEN REQUESTED TO AMEND THE ABOVE REFERENCED LETTER OF CREDIT AS
FOLLOWS:


  - THE APPLICANT IS RESPONSIBLE FOR ANY COST IN TRANSFERRING THE LETTER OF CREDIT TO A NEW BENEFICIARY.



ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.



       /s/ George Disho                /s/ John DosSantos
       ----------------                ------------------

       AUTHORIZED SIGNATURE            AUTHORIZED SIGNATURE

          [LETTERHEAD OF SILICON VALLEY BANK INTERNATIONAL DIVISION]


IRREVOCABLE STANDBY LETTER OF CREDIT NO.SVB99IS1510


                                                             DATE:  July 8, 1999

            BENEFICIARY:  CHESTNUT BAY LLC
                          C/O THE NICHOLSON COMPANY
                          75 CRISTICH LANE
                          CAMPBELL, CA 95008


              APPLICANT:  KANA COMMUNICATIONS, INC.
                          87 ENCINA AVENUE
                          PALO ALTO, CA 94301


                 AMOUNT:  USD 1,400,000.00
                          (ONE MILLION FOUR HUNDRED THOUSAND AND 00/100 USDLRS)

            EXPIRY DATE:  July 8, 2000

               LOCATION:  AT OUR COUNTER IN SANTA CLARA


DEAR SIR/MAM:

WE HERE BY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.SVB99IS1510 IN YOUR FAVOR. AVAILABLE BY PAYMENT WITH SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: INT'L DEPT. OF BENEFICIARY'S DRAFT AT SIGHT DRAWN ON US, AND ACCOMAPNIED BY THE FOLLOWING DOCUMENTS.


  1.  THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS IF ANY.
  2. A SIGNED AND DATED CERTIFICATION FROM THE BENEFICIARY STATING EITHER OF THE FOLLOWING:


     (a). "AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY KANA COMMUNICATIONS, INC., AS TENANT UNDER THAT CERTAIN LEASE AGREEMENTS DATED JUNE 18, 1999 BETWEEN TENANT AND CHESTNUT BAY LLC, AS BENEFICIARY AS LANDLORD FOR SPACE LOCATED IN THE PROPERTY COMMONLY KNOWN AS THE WOODSIDE TECHNOLOGY CENTER. FURTHERMORE THIS IS TO CERTIFY THAT; (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT AND SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT AND ALL APPLICABLE CURE PERIOD (IF ANY) HAS EXPIRED; AND (II) THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE TO NOW DRAW DOWN ON THE LETTER OF CREDIT."

                                      -OR-

     (b). "WITHIN THIRTY (30) DAYS PRIOR TO EXPIRY DATE OF THIS LETTER OF CREDIT BENEFICIARY HAS NOT RECEIVED AN EXTENSION AT LEAST FOR ONE YEAR TO THE EXISTING LETTER OF CREDIT OR A REPLACEMENT LETTER OF CREDIT SATISFACTORY TO THE BENEFICIARY."



                                - PAGE 1 of 2 -

          [LETTERHEAD OF SILICON VALLEY BANK INTERNATIONAL DIVISION]


IRREVOCABLE STANDBY LETTER OF CREDIT NO.SVB99IS1510
DATE:  July 8, 1999



ADDITIONAL CONDITION:

1-  PARTIAL DRAWINGS ARE PERMITTED.

2- THIS LETTER OF CREDIT IS TRANSFERABLE AND MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK ONLY UPON OUR RECEIPT OF THE ATTACHED EXHIBIT "A" (TRANSFER NOW) DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS IF ANY TOGETHER WITH OUR TRANSFER FEES (I.E. 1/10 OF 1 PER CENT MINUMUM USD 250.00).

ALL DOCUMENTS INCLUDING DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS
CREDIT.
EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT FOR OUT ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT(S).

DOCUMENTS MUST BE SENT TO US VIA OVERNIGHT COURIER (I.E. FEDERAL EXPRESS, UPS, DHL OR ANY OTHER EXPRESS COURIER) AT OUR ADDRESS: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054
ATTN: INTERNATIONAL DIVISION

WE HEREBY ENGAGE WITH DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFT(S) DRAWN UNDER AND NEGOTIATED IN CONFORMANCE WITH THE TERMS AND CONDITIONS OF THE SUBJECT CREDIT WILL BE DULY HONORED ON PRESENTATION.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.



       /s/ George Disho               /s/ John DosSantos
       ----------------               ------------------

       AUTHORIZED SIGNATURE           AUTHORIZED SIGNATURE



                                - PAGE 2 OF 2 -

          [LETTERHEAD OF SILICON VALLEY BANK INTERNATIONAL DIVISION]


                                  EXHIBIT "A"


DATE:


TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                   RE: STANDBY LETTER OF CREDIT
    SANTA CLARA. CA 95054                   NO.             ISSUED BY
    ATTN: INTERNATIONAL DIVISION.           SILICON VALLEY BANK, SANTA CLARA
          STANDBY LETTERS OF CREDIT         L/C AMOUNT.

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECT TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,


________________________
  (BENEFICIARY'S NAME)



________________________
SIGNATURE OF BENEFICIARY



SIGNATURE AUTHENTICATED



________________________
    (NAME OF BANK.)



________________________
  AUTHORIZED SIGNATURE